UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 2019 (September 17, 2019)

KINDER MORGAN CANADA LIMITED
(Exact name of registrant as specified in its charter)

Alberta, Canada (State or other jurisdiction of incorporation)	000-55864 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

Suite 3000, 300 - 5th Avenue S.W.
Calgary, Alberta T2P 5J2
(Address of principal executive offices, including zip code)

403-514-6780
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act: Restricted Voting Shares

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 7.01. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Representatives of Kinder Morgan, Inc. (“KMI”), which owns a controlling interest in Kinder Morgan Canada Limited (“KML”), intend to participate in the JPMorgan U.S. All Stars Conference in London on Tuesday, September 17, 2019 and other investor meetings hosted by UBS in London, Geneva, Zürich and Milan on Wednesday through Friday, September 18-20, 2019 to discuss the business and affairs of KMI, which may include discussion of KML’s business. Interested parties will be able to view the materials to be presented by visiting KML’s website at https://ir.kindermorgancanadalimited.com/presentations-and-webcasts or KMI's website at: https://ir.kindermorgan.com/presentations-webcasts. Materials will be available before noon Central Daylight Time on the Monday before the event.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN CANADA LIMITED

Dated: September 11, 2019	By:	/s/ Dax A. Sanders
Dax A. Sanders Chief Financial Officer

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